UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2012

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 20, 2012, the Bylaws of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) were amended to permit the chief executive officer to delegate to one or more other officers the authority to appoint officers at the vice president level and below, while continuing to permit only the chief executive officer to appoint executive vice presidents and senior vice presidents and any more senior officers. The amendments also provide that an appointing officer may also remove any officer whom the appointing officer is authorized to appoint; simplify the process for delivery of officer resignations and filling officer vacancies in the event of a resignation that is effective as of a subsequent date; and provide that an officer’s duties may be specified by the appointing officer or, in the case of a vice president, by the vice president’s direct supervisor.

Article 5, as amended, is set forth below in its entirety:

ARTICLE 5—OFFICERS

Section 5.1 Number. There shall be a Chief Executive Officer of the Corporation and a Senior Vice President – General Auditor. Other officers of the Corporation may include a President, a Chief Operating Officer, a Chief Compliance Officer, a Chief Enterprise Risk Officer, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President and may be given other descriptive titles), a Corporate Secretary and all other officers or assistant officers deemed necessary and desirable for the conduct of the Corporation’s business. Any of the above offices may be held by the same person, except that the office of the Corporate Secretary may not be held by the same person that holds the office of Chief Executive Officer, President, Chief Operating Officer or Senior Vice President – General Auditor.

Section 5.2 Appointment and Term.

(a) The Board of Directors shall elect the Chief Executive Officer.

(b) The Audit Committee of the Board of Directors shall elect the Senior Vice President – General Auditor.

(c) Except as otherwise determined by the Board of Directors or provided herein, the Chief Executive Officer shall appoint all additional officers at the Executive Vice President and Senior Vice President level or above.

(d) Except as otherwise determined by the Board of Directors or provided herein, the Chief Executive Officer or his designee(s) (each individually an “Appointing Officer” and collectively the “Appointing Officers”) shall appoint all officers at the Vice President level and below, other than those identified in Sections 5.2 (a), (b) and (c).

(e) Except as provided herein, the appointment by the Chief Executive Officer of a Chief Compliance Officer or a Chief Enterprise Risk Officer shall be subject to the approval of the Board of Directors; and, the appointment of a President and/or Chief Operating Officer, if one or both of such positions are to be filled, shall be subject to prior review by the Chairman of the Board of Directors and, if the Chairman so determines, by the Board of Directors.

(f) Any appointment by an Appointing Officer under this section is subject to the legal, regulatory or supervisory limitations, requirements and approvals that apply to appointments by the Board of Directors. Each officer elected by the Board of Directors or appointed by an Appointing Officer shall hold office until his or her successor is elected or appointed and qualified or until his or her death, resignation or removal as provided in this Article 5. Election or appointment of an officer shall not, in and of itself, create any contract rights in the officer against the Corporation.

Section 5.3 Removal, Resignation, Vacancy.

(a) Any officer may be removed, with or without cause, by a vote of the Board of Directors. The Senior Vice President – General Auditor may be removed, with or without cause, by a vote of the Audit Committee. Except as otherwise determined by these Bylaws or the Board of Directors, an Appointing Officer may remove, with or without cause, any officer he or she may appoint, provided, however, that the removal of a Chief Compliance Officer or a Chief Enterprise Risk Officer shall be subject to the approval of the Board of Directors.

(b) Any officer may resign at any time by delivering a notice of resignation to the Corporation. A resignation shall be effective upon delivery unless the notice specifies a later effective time. If a resignation is made effective at a later time, the Board of Directors or the appropriate Appointing Officer may fill the pending vacancy before the effective time if the successor does not take office until the effective time. A vacancy in any office shall be filled in the manner prescribed in these Bylaws for election or appointment to such office.

Section 5.4 Compensation. The compensation of all officers of the Corporation shall be fixed by or under the authority of the Board of Directors. No officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the Corporation.

Section 5.5 Duties. The officers of the Corporation shall have such powers and duties as are provided for in these Bylaws as well as such other authority as provided by the Board of Directors or, in the case of the officers other than the Chief Executive Officer, by the appropriate Appointing Officer.

Section 5.6 Chief Executive Officer. The Chief Executive Officer of the Corporation shall be primarily responsible for the implementation of the policies, orders and resolutions of the Board of Directors. Subject to the direction of the Board of Directors, he or she shall have general charge of and responsibility for supervision of the business and affairs of the Corporation. The Chief Executive Officer may sign and execute in the name of the Corporation all certificates, contracts and instruments. The Chief Executive Officer may vote stock in other corporations, in person or by proxy, and shall perform such other duties of management as may be commonly incident to the office of chief executive or as may be prescribed by resolution or as otherwise may be assigned to the Chief Executive Officer by the Board of Directors.

Section 5.7 President. The President shall perform such duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

Section 5.8 Chief Operating Officer. The Chief Operating Officer shall perform such duties as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

Section 5.9 Senior Vice President – General Auditor. The Senior Vice President – General Auditor shall report to, and be hired, supervised and terminated, if deemed appropriate, by the Audit Committee of the Board of Directors. The Senior Vice President – General Auditor shall be responsible for examining and evaluating the adequacy and effectiveness of the Corporation’s system of internal controls. The Senior Vice President – General Auditor shall perform such other duties as from time to time may be assigned by the Audit Committee of the Board of Directors.

Section 5.10 Vice Presidents. The Corporation shall have one or more Vice Presidents, which may include Executive Vice Presidents or Senior Vice Presidents, elected or appointed as herein provided. Each such Vice President shall have such duties as from time to time may be assigned to him or her by the Board of Directors, the appropriate Appointing Officer or the supervising officer to whom a Vice President reports directly or that are commonly incident to such Vice President’s office.

Section 5.11 Corporate Secretary. The Corporate Secretary shall keep the minutes of the meetings of the stockholders and of the Board of Directors and of committees of the Board of Directors and their subcommittees in books provided for that purpose; shall see that all notices of such meetings are duly given in accordance with the provisions of these Bylaws; may sign certificates of stock of the Corporation with the Chief Executive Officer; shall be custodian of the corporate seal; shall see that the corporate seal is affixed to all documents as appropriate; shall certify all documents pertaining to actions of the stockholders and the Board of Directors and any of its committees (and their subcommittees) and all other corporate documents and, in general, shall perform all duties and have all powers as may be commonly incident to the office of a secretary of a corporation, and such other duties as from time to time may be assigned to the Corporate Secretary by the Board of Directors or the Chief Executive Officer. The Corporate Secretary may appoint such Assistant Secretaries as he or she deems appropriate. The duties of the Corporate Secretary may be performed by one or more Assistant Secretaries.

Section 5.12 Delegation of Authority. Subject to the control of the Board of Directors, the functions delegated to the holder of a particular office pursuant to these Bylaws (the “Officer”) shall be performed by such holder, or under his or her direction, by such individuals as may from time to time be delegated authority to perform such functions by the Officer. A person to whom a function is delegated by the Board of Directors may further delegate that function to another person under his or her direction to the extent that such person is permitted to do so by the original delegation to him or her by the Board of Directors.

A copy of the company’s amended and restated Bylaws is filed as Exhibit 3.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated December 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: December 20, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated December 20, 2012